LOAN RECEIVABLE	12 Months Ended
Dec. 31, 2023
Loan Receivable
LOAN RECEIVABLE

10. LOAN RECEIVABLE

From March 31, 2023 to June 27, 2023, Anhui Zhongjun Enterprise Management Co., Ltd (“Anhui Zhongjun”) borrowed a total of RMB 36,780,000 from Antelope Enterprise Holdings (Chengdu) Co., Ltd with annual interest rate of 4.35%. This loan and related interest will be repaid on January 2, 2025.

At December 31, 2023, the Company assessed whether the credit risk on a financial instrument has increased significantly since initial recognition, and concluded no loss allowance for expected credit loss (“ECL”) needs to be recorded for loan receivable as a result of the repayment date is not due yet.